UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2021

MAGNACHIP SEMICONDUCTOR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o MagnaChip Semiconductor S.A.

1, Allée Scheffer, L-2520

Luxembourg , Grand Duchy of Luxembourg

(Address of Principal Executive Offices)

Not Applicable

(Zip Code)

(352) 45-62-62

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously disclosed, on March 25, 2021, Magnachip Semiconductor Corporation, a Delaware corporation (the “Company”), South Dearborn Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Parent”) formed by an affiliate of Wise Road Capital LTD (“Wise Road”), and Michigan Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing its corporate existence under the General Corporation Law of the State of Delaware as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent. In connection with the Merger, the Company filed its definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on May 7, 2021 (as amended and supplemented, the “Proxy Statement”).

As previously disclosed, on May 26, 2021, outside legal counsel of each of the Company and Parent received an e-mail from the U.S. Department of Treasury on behalf of the Staff Chairperson of the Committee on Foreign Investment in the United States (“CFIUS”). In the e-mail, the CFIUS Staff Chairperson, acting on the recommendation of CFIUS, requested that the parties file a notice concerning the Merger and thereby undergo formal CFIUS review of the Merger. The Company and Parent filed such notice with CFIUS on June 11, 2021.

On June 15, 2021, outside legal counsel of each of the Company and Parent received a letter attaching an “Order Establishing Interim Mitigation Measures” (the “Interim Order”) from the U.S. Department of Treasury on behalf of CFIUS. The Interim Order imposes the following interim measures, effective as of June 15, 2021, on the Company and Parent: (i) neither of the Company or Parent shall take any action, directly or indirectly, to close, consummate, complete, or effectuate the purpose of the Merger, including: (a) the transfer, lease, license, or sale of any asset or subsidiary of the Company to Parent or any affiliate thereof, (b) the merger of Parent or any affiliate thereof with or into the Company or any affiliate thereof, or (c) the acquisition of any equity or other ownership interest in the Company or any affiliate thereof by Parent or any subsidiary thereof; (ii) Parent shall not take, and shall ensure that none of its subsidiaries take, any security interest in the Company or any affiliate thereof; and (iii) the Company shall not take any action to: (a) change its state of incorporation from Delaware to any other jurisdiction or (b) delist from, or modify the existing listing of the Company on, the New York Stock Exchange. The Interim Order is to remain in effect until (1) CFIUS concludes action under Section 721 of the Defense Production Act of 1950, as amended (“Section 721”) with respect to the Merger, (2) the President takes action or declines to take action under Section 721 with respect to the Merger or (3) CFIUS or the President revokes or terminates the Interim Order.

The Company is assessing the impact of the Interim Order and the special meeting of stockholders scheduled for 8:00 p.m. Eastern Time on June 17, 2021 is expected to be postponed.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Wise Road. In connection with the proposed transaction, the Company has filed relevant materials with the SEC, including the Proxy Statement. Promptly after filing the Proxy Statement with the SEC, the Company mailed the Proxy Statement and a proxy card to each shareholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF MAGNACHIP ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT MAGNACHIP WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The Proxy Statement and other relevant materials in connection with the proposed transaction, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at the Company’s website at www.magnachip.com.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. The Board and the Company’s executive officers are, and certain employees may be, deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the names of such persons and their respective interests in the proposed transaction, by securities holdings or otherwise, are set forth in the Proxy Statement. Additional information regarding these individuals is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 9, 2021, and Annual Report Amendment No. 1 on Form 10-K/A for the year ended December 31, 2020, filed with the SEC on April 30, 2021. To the extent the Company’s directors and executive officers or their holdings of the Company’s securities have changed from the amounts disclosed in those filings, to the Company’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at the Company’s website at www.magnachip.com.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created thereby. Statements that are not historical or current facts, including statements about beliefs and expectations and statements relating to the proposed transaction among the Company and Wise Road and expressions of confidence, are forward-looking statements. These forward-looking statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “will be,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe(s),” “intend,” “predict,” “potential,” “future,” “strategy,” “opportunity” and similar words or phrases or the negatives of these words or phrases. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including, but not limited to: the possibility that any or all of the conditions precedent to the consummation of the proposed transaction, including, the receipt of shareholder and regulatory approvals, may not be satisfied or waived; unanticipated difficulties or expenditures relating to the proposed transaction; that the transaction may not be completed in a timely manner or at all; the occurrence of any event, change or circumstance that could give rise to the termination of the Merger Agreement with respect to the proposed transaction with Wise Road; the diversion of and attention of management of the Company on transaction-related issues; legal proceedings, judgments or settlements, including those that may be instituted against the Company, the Board and the Company’s executive officers and others following the announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention due to the announcement and pendency of the proposed transaction; the response of customers, suppliers, business partners and regulators to the announcement of the proposed transaction; and other risks and uncertainties and the factors identified under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and updated in subsequent reports filed by the Company with the SEC. These reports are available at www.magnachip.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2021

MAGNACHIP SEMICONDUCTOR CORPORATION

By:	/s/ Theodore Kim
Name:	Theodore Kim
Title:	Chief Compliance Officer, General Counsel and Secretary

4